UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2011
NATIONWIDE HEALTH PROPERTIES, INC.
(Exact Name of Registrant
as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

610 Newport Center Drive, Suite 1150
Newport Beach, California		92660
(Address of Principal Executive Offices)		(ZIP Code)
(949) 718-4400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EX-2.1
EX-99.1

Item 1.01. Entry Into a Material Definitive Agreement.
On February 27, 2011, Nationwide Health Properties, Inc., a Maryland corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ventas, Inc., a Delaware corporation (“Ventas”), and Needles Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of Ventas (“Merger Sub”).
Under the terms of the Merger Agreement, the Company will be merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Ventas. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company (“Company Common Stock”), other than shares held by any wholly owned subsidiary of the Company, by Ventas or by any subsidiary of Ventas, will be cancelled and converted into the right to receive 0.7866 shares (the “Exchange Ratio”) of common stock of Ventas (“Ventas Common Stock”).
Immediately prior to the Effective Time: (i) each option to purchase Company Common Stock will, at the option of Ventas, either be cancelled in exchange for the right to receive a cash payment, or be converted into an option exercisable for a number of shares of Ventas Common Stock, in either case, calculated based on the Exchange Ratio; (ii) all Company restricted stock units will vest and will either be assumed by Ventas or converted into the right to receive a cash amount calculated based on the Exchange Ratio; (iii) each share of Company restricted stock will vest and will be converted into the right to receive a number of shares of Ventas Common Stock equal to the Exchange Ratio; (iv) all Company dividend equivalent rights granted in connection with any other award will vest and will be paid in accordance with their terms; and (v) the performance period for any Company performance shares will be terminated, and the number of performance shares that vest will be determined based on the Company’s actual performance for the shortened performance period, with each performance share that vests converted into the right to receive a number of shares of Ventas Common Stock equal to the Exchange Ratio.
The Company intends to pay its regular quarterly cash dividend, prorated through the closing of the Merger.
The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants, including covenants regarding the operation of the business of the Company and its subsidiaries prior to the closing and covenants prohibiting the Company from soliciting, providing information or entering into discussions concerning proposals relating to alternative business combination transactions, except in limited circumstances relating to unsolicited proposals that constitute, or are reasonably expected to lead to, a superior proposal.
Consummation of the Merger is subject to customary closing conditions, including approval of the Company’s stockholders and Ventas’s stockholders. The Merger Agreement may be terminated under certain circumstances, including by either party if the Merger has not occurred by October 31, 2011, if an order is entered prohibiting or disapproving the transaction and the order has become final and non-appealable, if the stockholders of the Company or Ventas fail to approve the transaction, or upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied.
A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated in this Item 1.01 by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or Ventas at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Additional Information about the Proposed Transaction and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and Ventas expect to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed Merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and Ventas with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.nhp-reit.com, and copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas’s website at www.ventasreit.com.
The Company, Ventas and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Ventas’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on March 25, 2010. Information regarding Ventas’s directors and executive officers can be found in Ventas’s definitive proxy statement filed with the SEC on March 19, 2010. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Ventas, as applicable, using the sources indicated above.
Item 8.01. Other Events.
On February 28, 2011, the Company and Ventas issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 27, 2011, by and among Ventas, Inc., Needles Acquisition LLC and Nationwide Health Properties, Inc.*

99.1	Joint Press Release dated February 28, 2011.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.
By:	/s/ Abdo H. Khoury
Abdo H. Khoury
Executive Vice President and Chief Financial & Portfolio Officer

Dated: February 28, 2011

INDEX OF EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated February 27, 2011, by and among Ventas, Inc., Needles Acquisition LLC and Nationwide Health Properties, Inc.*

99.1	Joint Press Release dated February 28, 2011.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.